EXHIBIT 99.1

Northern Power Closes Private Placement Financing Under Financial Hardship Exemption

BARRE, Vt., Aug. 02, 2018 (GLOBE NEWSWIRE) -- Northern Power Systems Corp ("Northern" or the “Company”) (TSX:NPS) announced today that it completed the initial closing of a private placement financing effected under the financial hardship exemption available to companies listed on the Toronto Stock Exchange (the “TSX”) under certain circumstances (the “Financing”). At the initial closing, the Company issued Convertible Subordinated Promissory Notes (the “Notes”) to certain new investors (each a “New Investor”) as well as certain existing investors, including John Simon and Richard Hokin, who are both current and significant shareholders of the Company and members of the Company’s Board of Directors (each an “Existing Investor”) in the aggregate amount of C$2,446,642 or US$1,880,000.

Under the Financing, (i) the New Investors agreed to invest up to an aggregate of C$650,703 or US$500,000 which amount was conditioned upon the Existing Investors investing an aggregate of C$1,952,108 or US$1,500,000 and (ii) the Company may raise up to an aggregate of US$2,750,000. As of the date hereof, the Existing Investors have invested an aggregate of C$1,952,108 or US$1,500,000 and the New Investors have invested C$494,535 or US$380,000. The Company anticipates closing on an additional C$156,169 or US$120,000 from a New Investor in the next several business days. The remaining $750,000 contemplated to be raised under the Financing is expected to close, if at all, by August 31, 2018.

The Investors may convert the Notes at any time into shares of the Company’s common shares (“Shares”). Interest under the Notes accrues but shall not be due and payable until the maturity date. Under the Notes the outstanding principal balance and accrued interest under each Note shall be convertible, in whole or in part, at the option of the Holder at any time prior to the maturity date, into shares of common stock at a per share price of C$.0675 or US$.051 (the “Conversion Price”). The Conversion Price of C$.0675 per Share or US$.051 is approximately a 32.5% discount to the market price of C$.10 per Share or US$.076 per Share based on the volume weighted average trading price of the Company’s common shares on the TSX for the five trading days immediately prior to, and including, July 10, 2018.

Further, on May 29, 2018, Comerica informed Northern that the Company is currently not in compliance with two covenants (collectively, the “Covenants”) under that certain Amended and Restated Loan and Security Agreement by and between the Company and Comerica dated December 31, 2013 and as amended (the “Loan”). In connection with the Financing, the Company and Comerica Bank entered into a Forbearance Agreement and Comerica agreed to among other things, to forbear existing defaults and non-compliance under the Loan through end of November 2018.

Financial Hardship Exemption
As the aggregate number of Shares issuable upon the conversion of the Notes issued in connection with the Financing exceeds 25% of the currently issued and outstanding Shares (and the conversion price per Share is less than the market price under TSX policies), and since greater than 10% of the currently issued and outstanding Shares are issuable to insiders of the Company, and since control of Northern will be materially affected by the Financing  Northern would ordinarily be required to obtain shareholder approval pursuant to Sections 607(g)(i) and (ii) and 604(a)(i) and (ii) of the TSX Company Manual (the "Manual"). However, the Company has applied to the TSX, pursuant to the provisions of Section 604(e) of the Manual, for a "financial hardship" exemption from the requirements to obtain shareholder approval, on the basis that the Company is in serious financial difficulty and the Financing of the Notes is designed to improve the Company's financial situation. The application was made upon the recommendation of the Special Committee of the Board of Directors of the Company, free from any interest in the transactions and unrelated to the parties involved in the transactions, and was based on their determination that the transactions are reasonable for Northern in the circumstances.

About Northern Power Systems Corp.
Northern Power Systems designs, manufactures, and sells distributed power generation and energy storage solutions with its advanced wind turbines, inverters, controls, and integration services. With approximately 21 million run-time hours across its global fleet, Northern Power wind turbines provide customers with clean, cost-effective, reliable renewable energy. NPS turbines utilize patented permanent magnet direct drive (PMDD) technology, which uses fewer moving parts, delivers higher energy capture, and provides increased reliability thanks to reduced maintenance and downtime. Northern Power also develops Energy Storage Solutions (ESS) projects based on the FlexPhase™ power converter platform, which features patented converter architecture and controls technology for advanced grid support and generation applications.

Northern Power has been a technology innovator for over 40 years and serves clients around the globe from its US headquarters and European offices. To learn more, visit www.northernpower.com.

Notice regarding forward-looking statements:
This release includes forward-looking statements regarding Northern Power Systems and its business, which may include, but is not limited to, product and financial performance, regulatory developments, supplier performance, anticipated opportunity and trends for growth in our customer base and our overall business, our market opportunity, expansion into new markets, and execution of the company’s growth strategy. Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “is expected”, “expects”, “scheduled”, “intends”, “contemplates”, “anticipates”, “believes”, “proposes” or variations (including negative variations) of such words and phrases, or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Such statements are based on the current expectations of the management of Northern Power Systems. The forward-looking events and circumstances discussed in this release may not occur by certain specified dates or at all and could differ materially as a result of known and unknown risk factors and uncertainties affecting the company, including risks regarding the wind power industry; production, performance and acceptance of the company’s products; our sales cycle; our ability to convert backlog into revenue; performance by the company’s suppliers; our ability to maintain successful relationships with our partners and to enter into new partner relationships; our performance internationally; currency fluctuations; economic factors; competition; the equity markets generally; and the other risks detailed in Northern Power Systems’ risk factors discussed in filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to Northern Power Systems’ Annual Report on Form 10-K filed on April 2, 2018, as well as other documents that may be filed by Northern Power Systems from time to time with the SEC. Although Northern Power Systems has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results to differ from those anticipated, estimated or intended. No forward-looking statement can be guaranteed. Except as required by applicable securities laws, forward-looking statements speak only as of the date on which they are made and Northern Power Systems undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

CONTACT INFORMATION
Northern Power Systems Corp.
Ciel R. Caldwell, President & COO
ir@northernpower.com
www.northernpower.com

Read more at http://www.stockhouse.com/news/press-releases/2018/07/19/northern-power-announces-reliance-on-financial-hardship-exemption-in-connection#LUA5dwjZWQQKgsqK.99

The securities described herein have not been, and will not be, registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or any state securities laws and accordingly may not be offered or sold within the United States or to “U.S. persons”, as such term is defined in Regulation S promulgated under the U.S. Securities Act (“U.S. Persons”), except in compliance with the registration requirements of the U.S. Securities Act and applicable state securities requirements or pursuant to exemptions therefrom. This news release does not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s securities to, or for the account of benefit of, persons in the United States or U.S. Persons.